J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Equity Index Fund

(the “Fund”)

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated March 30, 2020

to the Prospectuses dated November 1, 2019, as supplemented

Effectively immediately, the following is added as a new last paragraph to the “Index Related Risk” risk factor in the “More about the Funds – Investments Risk” section of the Prospectuses:

The S&P 500 Index provider may delay or change a scheduled rebalancing or reconstitution of the S&P 500 Index or the implementation of certain rules at its sole discretion.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-EIND-320